Putnam
Latin America
Fund

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

8-31-99


[LOGO: BOSTON * LONDON * TOKYO]



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

Investors in Latin American stocks who did not give up on the region's future during several difficult months have been properly rewarded. At the time of our last report, emerging markets had bottomed out and the world economic system was in a very fragile state. Latin American stocks, in particular, had been heavily battered. Then an unusual thing happened. Brazil devalued its currency and its stock market -- driven mostly by local investors in search of an inflation hedge -- responded with an unexpected rally. The rest of Latin America took its cue from the rising Brazilian stock market, and with the support of three interest rate cuts by the U.S. Federal Reserve Board, the entire region began to pull itself up by the bootstraps. After a very challenging period, it is a pleasure to report that Putnam Latin America Fund produced an exceptional total return for the past 12 months.

Total return for 12 months ended 8/31/99

                      Net asset value         Public offering price
------------------------------------------------------------------------
                           38.27%                    30.38%
------------------------------------------------------------------------

Past performance is no indication of future results. Performance information for longer periods begins on page 5.


* RISING COMMODITY PRICES KEY TO RECOVERY

The dramatic rise of commodity prices after the first of the year, including pulp, paper, copper, steel, and oil, has been one of the driving forces of the region's recovery. Higher prices helped many Latin American economies, especially in Brazil and Mexico where we have concentrated more and more of the fund's investments. During the year, it became clearer that some of the smaller countries were still held back by political disruptions, and so we decreased our investments in these areas. We have moved our focus to large-cap, globally dominant companies located primarily in Mexico (45.8% of the portfolio) and Brazil (36.3% of the portfolio).

While commodity prices were rising, we invested in Companhia Vale do Rio Doce, which is the largest iron ore producer in Brazil. We have also taken positions in Aracruz, the world's largest pulp company, which is located in Brazil as well. In Mexico, we have invested in Grupo Mexico, the world's largest copper producer. Mexico continues to benefit from its proximity to the United States and the strong U.S. economy. While these holdings and others discussed in this report were viewed favorably at the end of the period, all holdings are subject to review in accordance with the fund's investment strategy and may vary in the future.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

Telefonos de Mexico S.A. ADR
Class L
Utilities

Grupo Televisa S.A. GDR
Broadcasting

Cemex S.A. de C.V. Class B
Building and construction

Petroleo Brasileiro S/A-Petrobras ADR
Oil and gas

Companhia Vale do Rio Doce ADR
Metals and mining

Telesp Celular Participacoes S.A. ADR
Telecommunications

Grupo Modelo S.A. de C.V.
Foods and beverages

Grupo Financiero Banamex Accival, S.A. de C.V.
Insurance and finance

Grupo Mexico S.A.
Metals and mining

Telesp Participacoes S.A. ADR
Telecommunications

Footnote reads:
These holdings represent 44.1% of the fund's net assets as of 8/31/99. Portfolio holdings will vary over time.


* OUTLOOK FOR REGION IS OPTIMISTIC

As we look ahead to the remainder of this year and to the millennium, we have a generally positive outlook about the performance of this fund. The world is a much less fragile place now. Brazil handled its last financial crisis extremely well. The U.S. economy is still healthy with a very protective Fed watching out for inflation. Asia is recovering and Europe, though sluggish, is showing more signs of strong economic growth.

We are not overly concerned about the effects of Y2K, which is one of the reasons foreign investors have stayed away from Latin America. The problematic chips date back to the 1980s, when the degree of computerization in Latin America was practically nil. When computers finally made their way to Mexico and Brazil in the mid 1990s, most were manufactured to be Y2K compliant. Another reason that we feel comfortable about the impact of Y2K on the region is that Third World countries are very accustomed to disruptions and switch easily to manual operations.

However, there are some risks. If the Fed continues to raise rates, the stock markets in Latin America won't continue to climb. Additionally, presidential elections lie ahead in Mexico (July 2000) and Argentina (this fall) and are expected to increase stock market volatility. But overall, valuations of Latin American stocks are still low, coexisting with interest rates of 20%. Even if turbulence continues, there is plenty of room for interest rates to fall -- a potentially positive event for the Brazilian and Mexican economies. Interest from international investors is still quite passive. Should their interest increase, such demand will bode well for the prices of Latin American stocks.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
October 20, 1999


The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 8/31/99, there is no guarantee the fund will continue to hold these securities in the future. International investing involves certain risks, including economic instability, political developments, and currency fluctuations. These risks are increased in emerging markets. Single sector investments may be subject to more volatility than those investing in a diverse group of sectors.


Performance summary

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Latin America Fund is designed for investors seeking long-term capital appreciation primarily through common stocks of companies located in Latin America.


TOTAL RETURN FOR PERIODS ENDED 8/31/99

                                             MSCI EMF Latin       Consumer
                       NAV       POP         America Index      price index
---------------------------------------------------------------------------
1 year                38.27%     30.38%          38.47%            2.33%
---------------------------------------------------------------------------
Life of fund
(since 3/23/98)      -27.45     -31.63          -24.03             3.08
Annual average       -19.97     -23.21          -17.63             2.16
---------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. All returns assume reinvestment of distributions at NAV. Returns at public offering price reflect the current maximum initial sales charge of 5.75%. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. Performance data reflect an expense limitation currently in effect. Without the expense limitation, total returns would have been lower.


PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 8/31/99

---------------------------------------------------------------------------
Distributions (number)                            1
---------------------------------------------------------------------------
Income                                         $0.150
---------------------------------------------------------------------------
Capital gains                                    --
---------------------------------------------------------------------------
  Total                                        $0.150
---------------------------------------------------------------------------
Share value:                            NAV               POP
---------------------------------------------------------------------------
8/31/98                                $4.46             $4.73
---------------------------------------------------------------------------
8/31/99                                 5.98              6.34
---------------------------------------------------------------------------


[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 3/23/98

                                 MSCI EMF
              Fund's shares    Latin America      Consumer price
Date             at POP            Index              index

3/23/98          9,425            10,000             10,000
5/31/98          7,982             8,507             10,037
7/31/98          7,783             8,400             10,062
9/30/98          5,189             6,048             10,074
11/30/98         6,220             7,019             10,111
1/31/99          5,111             5,710             10,148
3/31/99          6,540             7,309             10,173
5/31/99          7,066             8,100             10,247
7/31/99          7,008             7,833             10,277
8/31/99         $6,837            $7,597            $10,308

Footnote reads:
Past performance is no assurance of future results. See first page of performance section for performance calculation method.


TOTAL RETURN FOR PERIODS ENDED 9/30/99 (most recent calendar quarter)

                             NAV               POP
---------------------------------------------------------------------------
1 year                      33.75%            25.95%
---------------------------------------------------------------------------
Life of fund
(since 3/23/98)            -26.36            -30.60
Annual average             -18.23            -21.36
---------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.


Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge.


Comparative benchmarks

The MSCI EMF (Morgan Stanley Capital International) Latin America Index is an index of approximately 218 securities representing 7 Latin American markets, with all values expressed in U.S. dollars. This index assumes reinvestment of all distributions and interest payments and does not take into account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.


A guide to the financial statements

These sections of the report, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price is determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-ended funds, a separate table is provided for each share class.


Report of independent accountants
For the fiscal year ended August 31, 1999

To the Trustees of Putnam Funds Trust and Shareholders of
Putnam Latin America Fund (a series of Putnam Funds Trust)

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Latin America Fund (the "fund") at August 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at August 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
Boston, Massachusetts
October 12, 1999




The fund's portfolio
August 31, 1999

COMMON STOCKS (99.4%) (a)
NUMBER OF SHARES                                                                                                     VALUE
Argentina (5.7%)
--------------------------------------------------------------------------------------------------------------------------
              1,000  Banco De Galicia y Buenos Aires ADR S.A. de C.V. ADR
                       Class B                                                                              $       19,313
              3,200  Perez Companc S.A. Class B                                                                     18,626
                700  Telecom Argentina S.A. ADR                                                                     19,775
              1,150  Telefonica de Argentina S.A. ADR                                                               34,213
                900  Transportadora de Gas del Sur ADR                                                               6,863
                                                                                                            --------------
                                                                                                                    98,790

Brazil (36.1%)
--------------------------------------------------------------------------------------------------------------------------
             19,700  Aracruz Celulose S.A.                                                                          39,626
              4,100  Banco Bradesco S.A. ADR                                                                        15,119
                 41  Banco Itau S.A.                                                                                19,065
              4,500  Centrais Electricas Brasilieras S.A.                                                           33,750
              2,914  Cia Cervejaria Brahma ADR                                                                      30,779
                100  Companhia Cimento Portland Itau                                                                 8,359
              1,968  Companhia Energetica de Minas Gerais ADR                                                       30,012
              2,700  Companhia Paranaense de Energia-Copel ADR                                                      18,563
              3,300  Companhia Vale do Rio Doce ADR                                                                 70,950
              1,800  Companhia Siderurgica Nacional                                                                 43,721
             10,500  Empresa Bras Aeronautica                                                                       29,185
              2,500  Gerdau S.A.                                                                                    37,879
              5,880  Petroleo Brasileiro S/A-Petrobras ADR                                                          77,175
              5,200  Tele Centro Oeste Celular Participacoes ADR                                                    17,550
                650  Tele Centro Sul Participacoes S.A.                                                             35,547
                800  Tele Sudeste Celular Participacoes S.A. ADR                                                    18,750
                  1  Telecomunicacoes de Sao Paulo S.A.                                                                 57
              2,730  Telesp Celular Participacoes S.A. ADR                                                          63,131
              2,700  Telesp Participacoes S.A. ADR                                                                  44,044
                                                                                                            --------------
                                                                                                                   633,262

Chile (8.4%)
--------------------------------------------------------------------------------------------------------------------------
              1,600  Banco Santiago S.A.                                                                            33,600
                900  Chilectra S.A. 144A ADR                                                                        17,550
              1,276  Cia de Telecomunicationes de Chile S.A. ADR                                                    28,710
              1,100  Compania Cervecera Unidas ADR                                                                  28,806
                500  Sociedad Quimica y Minera de Chile S.A. ADR                                                    15,031
                 17  Sociedad Quimica y Minera de Chile S.A. ADR                                                       497
                600  Vina Concha Y Toro S.A. ADR                                                                    23,325
                                                                                                            --------------
                                                                                                                   147,519

Mexico (45.5%)
--------------------------------------------------------------------------------------------------------------------------
              8,200  Alfa S.A. de C.V. Class A                                                                      31,144
              7,800  Carso Global Telecom (NON)                                                                     43,310
             18,000  Cemex S.A. de C.V. Class B (NON)                                                               80,111
                487  Cemex S.A. de C.V.                                                                              2,157
              1,000  Coca-Cola Femsa S.A. ADR                                                                       15,188
              7,504  Corporacion Interamericana de Entretenimiento S.A.                                             20,151
             14,000  Corporacion Moctezuma S.A. de C.V. (NON)                                                       17,974
                450  Desc S.A. de C.V. ADR                                                                           8,803
              8,500  Fomento Economico Mexicano S.A. de C.V. (NON)                                                  27,964
             25,800  Grupo Financiero Banamex Accival S.A. de C.V.                                                  49,684
              7,100  Grupo Carso S.A. de C.V.                                                                       27,612
              2,100  Grupo Imsa S.A. de C.V. ADR (NON)                                                              33,600
             12,526  Grupo Industrial Bimbo S.A. de C.V.                                                            26,427
             10,700  Grupo Mexico S.A.                                                                              46,420
             22,700  Grupo Modelo S.A. de C.V.                                                                      60,836
              2,300  Grupo Televisa S.A.GDR                                                                         83,663
              2,640  Telefonos de Mexico S.A. ADR Class L                                                          196,350
              5,300  TV Azteca, S.A. de C.V.                                                                        26,831
                                                                                                            --------------
                                                                                                                   798,225

Peru (3.7%)
--------------------------------------------------------------------------------------------------------------------------
              2,100  Compania de Minas Buenaventura S.A. ADR                                                        32,228
              2,400  Telefonica del Peru S.A. ADR                                                                   32,917
                                                                                                            --------------
                                                                                                                    65,145
--------------------------------------------------------------------------------------------------------------------------
                     Total Investments (cost $1,689,578) (b)                                                $    1,742,941
--------------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $1,753,277.

  (b) The aggregate identified cost on a tax basis is $1,730,319, resulting in gross unrealized appreciation and depreciation of $178,372 and $165,750, respectively, or net unrealized appreciation of $12,622.

(NON) Non-income-producing security.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      ADR or GDR after the name of a foreign holding stands for American Depositary Receipts, or Global Depositary Receipts,
      respectively representing ownership of foreign securities on deposit with a domestic custodian bank.

      The fund had the following industry group concentrations greater than 10% at August 31, 1999 (as a percentage of net assets):

               Telecommunications         17.3%
               Utilities                  17.3
               Metals and mining          13.2

      The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
August 31, 1999
Assets
-----------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $1,689,578) (Note 1)                                                $1,742,941
-----------------------------------------------------------------------------------------------
Dividends receivable                                                                      2,847
-----------------------------------------------------------------------------------------------
Receivable from Manager (Note 2)                                                         10,595
-----------------------------------------------------------------------------------------------
Total assets                                                                          1,756,383

Liabilities
-----------------------------------------------------------------------------------------------
Payable to subcustodian (Note 2)                                                          1,346
-----------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                                  417
-----------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                               435
-----------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                                  7
-----------------------------------------------------------------------------------------------
Other accrued expenses                                                                      901
-----------------------------------------------------------------------------------------------
Total liabilities                                                                         3,106
-----------------------------------------------------------------------------------------------
Net assets                                                                           $1,753,277

Represented by
-----------------------------------------------------------------------------------------------
Paid-in capital (Notes 1, 4 and 5)                                                   $2,355,604
-----------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                              1,375
-----------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and
foreign currency transactions (Note 1)                                                 (655,733)
-----------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and
assets and liabilities in foreign currencies                                             52,031
-----------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                           $1,753,277

Computation of net asset value and offering price
-----------------------------------------------------------------------------------------------
Net asset value and redemption price per share
($1,753,277 divided by 293,282 shares)                                                    $5.98
-----------------------------------------------------------------------------------------------
Offering price per share (100/94.25 of $5.98)*                                            $6.34
-----------------------------------------------------------------------------------------------

  * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

    The accompanying notes are an integral part of these financial statements.





Statement of operations
Year ended August 31, 1999
Investment income:
-----------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $2,942)                                               $ 47,535
-----------------------------------------------------------------------------------------------
Interest                                                                                    254
-----------------------------------------------------------------------------------------------
Total investment income                                                                  47,789

Expenses:
-----------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                         15,740
-----------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                            2,959
-----------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                         2,310
-----------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                             40
-----------------------------------------------------------------------------------------------
Reports to shareholders                                                                   3,851
-----------------------------------------------------------------------------------------------
Registration fees                                                                           110
-----------------------------------------------------------------------------------------------
Auditing                                                                                 31,036
-----------------------------------------------------------------------------------------------
Legal                                                                                     3,633
-----------------------------------------------------------------------------------------------
Postage                                                                                      72
-----------------------------------------------------------------------------------------------
Other                                                                                       110
-----------------------------------------------------------------------------------------------
Fees waived and reimbursed by Manager (Note 2)                                          (33,890)
-----------------------------------------------------------------------------------------------
Total expenses                                                                           25,971
-----------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                               (2,211)
-----------------------------------------------------------------------------------------------
Net expenses                                                                             23,760
-----------------------------------------------------------------------------------------------
Net investment income                                                                    24,029
-----------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                       (556,611)
-----------------------------------------------------------------------------------------------
Net realized gain on foreign currency transactions (Note 1)                               1,317
-----------------------------------------------------------------------------------------------
Net unrealized depreciation of assets and liabilities in
foreign currencies during the year (Note 1)                                              (1,376)
-----------------------------------------------------------------------------------------------
Net unrealized appreciation of investments during the year                              981,246
-----------------------------------------------------------------------------------------------
Net gain on investments                                                                 424,576
-----------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                   $448,605
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets
                                                                                                For the period
                                                                                                March 23, 1998
                                                                              Year ended         (commencement
                                                                               August 31        of operations)
                                                                                    1999    to August 31, 1998
--------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
--------------------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------------------
Net investment income                                                         $   24,029            $   15,595
--------------------------------------------------------------------------------------------------------------
Net realized loss on investments and
foreign currency transactions                                                   (555,294)             (100,515)
--------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies                                 979,870              (927,839)
--------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                                                        448,605            (1,012,759)
--------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
--------------------------------------------------------------------------------------------------------------
From net investment income                                                       (38,173)                   --
--------------------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                                209,626               145,978
--------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                          620,058              (866,781)

Net assets
--------------------------------------------------------------------------------------------------------------
Beginning of year (Note 5)                                                     1,133,219             2,000,000
--------------------------------------------------------------------------------------------------------------
End of year (including undistributed net investment
income of $1,375 and $14,203, respectively)                                   $1,753,277            $1,133,219
--------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a share outstanding throughout the period)

------------------------------------------------------------------------------------------------------------------------------

                                                                                                             For the period
Per-share                                                                                     Year ended     March 23, 1998+
operating performance                                                                          August 31       to August 31
------------------------------------------------------------------------------------------------------------------------------
                                                                                                  1999             1998
------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                                              $4.46            $8.50
------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)(d)                                                                       .09              .06
------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                                                        1.58            (4.10)
------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                                             1.67            (4.04)
------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                                                                 (.15)              --
------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                                                    $5.98            $4.46
------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                                                                           38.27           (47.53)*
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                                                  $1,753           $1,133
------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)(d)                                                                      1.65              .73*
------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)(d)                                                                      1.53              .87*
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                                          131.26            44.39*
------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Reflects an expense limitation in effect during the period.  As a result of such limitation, expenses for the fund for the periods ended August 31, 1999 and August 31, 1998 reflect a reduction of $0.12 and $0.08 per share, respectively (Note 1).



Notes to financial statements
August 31, 1999

Note 1
Significant accounting policies

Putnam Latin America Fund (the "fund") is a series of Putnam Funds Trust (the "trust") which is registered under the Investment Company Act of 1940, as amended, as an open-end diversified management investment company. The objective of the fund is to seek long-term capital appreciation by investing primarily in equity securities of Latin American companies.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value which is determined using the last reported sale price on its principle exchange, or if no sales are reported -- as is the case of some securities traded over the counter -- the last reported bid price. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. All other investments are stated at fair market value following procedures approved by the Trustees. Foreign securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment management, Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gain or loss on securities sold are determined on the identified cost basis.

Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

F) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended August 31, 1999, the fund had no borrowings against the line of credit.

G) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At August 31, 1999, the fund had a capital loss carryover of approximately $363,000 available to offset future net capital gain, if any, which will expire on August 31, 2007.

H) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, foreign currency gains and losses, post-October loss deferrals, and foreign taxes. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended August 31, 1999, the fund reclassified $1,316 to increase undistributed net investment income and $1,316 to increase to accumulated net realized losses. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

I) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 1.00% of the first $500 million of average net assets, 0.90% of the next $500 million, 0.85% of the next $500 million, and 0.80% of the next $5 billion, 0.775% of the next $5 billion, 0.755% of the next $5 billion, 0.74% of the next $5 billion and 0.73% thereafter.

Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses) through December 31, 1999, to the extent that expenses of the fund (exclusive of brokerage commissions, interest, taxes, deferred organizational and extraordinary expense, credits from Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. and payments under the Trust's distribution plan) would exceed an annual rate of 1.65 % of the fund's average net assets.

As part of the subcustodian contract between the subcustodian bank and PFTC, the subcustodian bank has a lien on the securities of the fund to the extent permitted by the fund's investment restrictions to cover any advances made by the subcustodian bank for the settlement of securities purchased by the fund. At August 31, 1999, the payable to the subcustodian bank represents the amount due for cash advanced for the settlement of a security purchased.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by PFTC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended August 31, 1999, fund expenses were reduced by $2,211 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $100 has been allocated to the fund, and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Mutual Funds Corp. at an annual rate of up to 0.35% of the fund's average net assets. The fund is not currently making any payments pursuant to the plan.

For the year ended August 31, 1999, Putnam Mutual Funds Corp., acting as underwriter received no net commissions from the sale of shares. A deferred sales charge of up to 1% is assessed on certain redemptions of shares. For the year ended August 31, 1999, Putnam Mutual Funds Corp., acting as underwriter received no monies on redemptions.

Note 3
Purchases and sales

During the year ended August 31, 1999, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $2,238,508 and $1,978,828 respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At August 31, 1999, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital were as follows:

                                                   Year ended August 31, 1999
-----------------------------------------------------------------------------
                                                    Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                         62,389           $362,692
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                        7,838             38,017
-----------------------------------------------------------------------------
                                                    70,227            400,709
Shares
repurchased                                        (31,254)          (191,083)
-----------------------------------------------------------------------------
Net increase                                        38,973           $209,626
-----------------------------------------------------------------------------

                                                  Period ended March 23, 1998
                                                 (commencement of operations)
                                                           to August 31, 1998
-----------------------------------------------------------------------------
                                                    Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                         19,623           $149,023
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                           --                 --
-----------------------------------------------------------------------------
                                                    19,623            149,023
Shares
repurchased                                           (608)            (3,045)
-----------------------------------------------------------------------------
Net increase                                        19,015           $145,978
-----------------------------------------------------------------------------

Note 5
Initial capitalization and offering
of shares

The fund had an initial capital contribution of $2,000,000 and an issuance of 235,294 shares to Putnam Mutual Funds Corp. on March 23, 1998.

At August 31, 1999, Putnam Investments, Inc. owned 263,836 shares of the fund (90.0% of shares outstanding), valued at $1,577,739.


Federal tax information
(Unaudited)

For the period, dividends from foreign countries were $51,148 or $.174 per share. Taxes paid to foreign countries were $2,942 or $.010 per share.

The Form 1099 you receive in January 2000 will show the tax status of all distributions paid to your account in calendar 1999.


Fund information

WEB SITE

www.putnaminv.com

INVESTMENT MANAGER

Putnam Investment Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
John A. Hill, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
Donald S. Perkins
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oler
Vice President and Fund Manager

Thomas Haslet
Vice President and Fund Manager

Richard A. Monaghan
Vice President

John R. Verani
Vice President

This report is for the information of shareholders of Putnam Latin America Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581.

You can also learn more at Putnam Investments' Web site: www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution; are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other agency; and involve risk, including the possible loss of the principal amount invested.


21A 55084 10/99